UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2014

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Vector Group Ltd. (the “Company”) is filing this Current Report on Form 8-K to revise previously reported non-GAAP financial measures in order to give effect to its recent acquisition of an additional 20.59% interest in Douglas Elliman Realty LLC (“Douglas Elliman”) by its wholly owned New Valley subsidiary on December 13, 2013. The following non-GAAP financial measures were previously reported in the Company's press releases for the quarterly periods ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013 as well as the annual periods ended December 31, 2013, 2012, 2011 and 2010: Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income and Pro-forma Adjusted Operating Income. These measures have been revised to give effect to the acquisition of the additional 20.59% interest in Douglas Elliman as if it had occurred at the beginning of each period presented and are presented in Exhibit 99.1.
No revisions were made to the non-GAAP financial measures for the three months ended March 31, 2014 which are included in Exhibit 99.1 from those previously reported in the Company’s press release for such period.
Non-GAAP Financial Measures
Pro-forma Adjusted Revenues is defined as Revenues plus the additional revenues as a result of the consolidation of Douglas Elliman plus one-time purchase accounting adjustments to fair value for deferred revenues recorded in connection with the increase of the Company’s ownership of Douglas Elliman. EBITDA is defined as Net Income before Interest, Taxes, Depreciation and Amortization. Pro-forma Adjusted EBITDA is EBITDA, as defined above and as adjusted for changes in fair value of derivatives embedded with convertible debt, equity gains (losses) on long-term investments, gains (losses) on sale of investment securities available for sale, equity income from non-consolidated real estate businesses, loss on extinguishment of debt, acceleration of interest expense related to debt conversion, stock-based compensation expense, litigation settlement and judgment expense, impact of the settlement of a dispute related to the Master Settlement Agreement (“MSA”), gains on acquisition of Douglas Elliman, changes to EBITDA as a result of the consolidation of Douglas Elliman and other charges. Pro-forma Adjusted Net Income is defined as Net Income adjusted for acceleration of interest expense related to debt conversion, changes in fair value of derivatives embedded with convertible debt, non-cash amortization of debt discount on convertible debt, loss on extinguishment of 11% senior secured notes due 2015, litigation settlement and judgment expenses, impact of the MSA settlement, interest income from MSA settlement, gain on acquisition of Douglas Elliman, adjustment to reflect 20.59% of net income from Douglas Elliman, out of period adjustments related to Douglas Elliman and Douglas Elliman purchase accounting adjustments. Pro-forma Adjusted Operating Income is defined as Operating Income adjusted for litigation settlement and judgment expenses, impact of the MSA settlement, reclassification of operating income as a result of the consolidation of Douglas Elliman and Douglas Elliman purchase accounting adjustments. The Pro-forma non-GAAP financial measures are presented assuming Vector Group Ltd.’s acquisition of the additional 20.59% interest in Douglas Elliman Realty LLC, and the related purchase accounting adjustments, occurred prior to beginning of each period presented.
Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income and Pro-forma Adjusted Operating Income are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income and Pro-forma Adjusted Operating Income are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income and Pro-forma Adjusted Operating Income provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. Management uses Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income and Pro-forma Adjusted Operating Income as measures to review and assess operating performance of the Company's business and management and investors should review both the overall performance (GAAP net income) and the operating performance (Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income and Pro-forma Adjusted Operating Income) of the Company's business. While management considers Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income, and Pro-forma Adjusted Operating Income to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income and Pro-forma Adjusted Operating Income are susceptible to varying calculations and the Company's measurement of Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income and Pro-forma Adjusted Operating Income may not be comparable to those of other companies. Included in Exhibit 99.1 attached hereto as Tables 1, 2, 3, and 4 is information for the years ended December 31, 2013, 2012, 2011 and 2010 and the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013 relating to the Company's Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Adjusted Net Income and Pro-forma Adjusted Operating Income, respectively. Reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures for the periods above are included in Tables 1, 2, 3 and 4.

Item 7.01 Regulation FD Disclosure.

Vector Group Ltd. has prepared materials for presentations to investors on June 19, 2014 and June 25, 2014. The materials are furnished (not filed) as Exhibit 99.2 to this Current Report on Form 8-K pursuant to Regulation FD.

Item 8.01. Other Events.
As a result of the acquisition of an additional 20.59% interest in Douglas Elliman on December 13, 2013, Vector Group Ltd. is required to disclose real estate revenues and costs separately on the face of its condensed consolidated statements of operations rather than reflect the net results as was reported previously. Effective for the quarterly period ended March 31, 2014, the Company revised prior periods to present its revenues and costs of other consolidated real estate investments, the result of which were previously netted against operating, selling, administrative and general expenses. The revisions on the Company's condensed consolidated statements of operations for the three months ended December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013 as well as the annual periods ended December 31, 2013, 2012, 2011 and 2010 are presented in Exhibit 99.3. The prior period financial statements are not materially misstated and the Company has concluded the revisions are not material to any previously issued financial statements and will be revised in future filings.     In addition, the condensed consolidated statements of operations presented in Exhibit 99.3 have been recast to conform to the current year separate presentation of tobacco, real estate, and other operations.

Item 9.01. Financial Statements and Exhibits

(a) Exhibits.

Exhibit No.	Exhibit
99.1	Non-GAAP Financial Measures.

99.2	Investor presentation of Vector Group Ltd., dated June 2014 (furnished pursuant to Regulation FD).

99.3	Selected Financial Data.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Vice President, Treasurer and Chief Financial Officer
Date: June 19, 2014

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